UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

BioCryst Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4505 Emperor Blvd., Suite 200

Durham, North Carolina 27703

(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Stock Incentive Plan

On June 11, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of BioCryst Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved, by the affirmative vote of a majority of the shares of the Company’s common stock represented in person or by proxy at the Annual Meeting and voting on the proposal, a proposal to amend and restate the BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (such plan, as amended and restated, the “Stock Incentive Plan”), increasing the number of shares available for issuance under the Stock Incentive Plan by 7,000,000 shares (the “Incentive Plan Proposal”). A detailed description of the Stock Incentive Plan is included in the Company’s Definitive Proxy Statement for the Annual Meeting. The description of the Stock Incentive Plan in this report does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 11, 2026 for the purpose of (1) electing three directors to serve for a term ending at the Company’s 2029 annual meeting of stockholders and until a successor is duly elected and qualified; (2) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2026; (3) holding a non-binding, advisory vote approving the Company’s executive compensation; and (4) approving the Incentive Plan Proposal described in Item 5.02 above.

The nominees for director were elected by the following votes:

	FOR	WITHHELD
Theresa M. Heggie	176,939,696	6,915,770
Amy E. McKee, M.D.	178,820,838	5,034,628
Jon P. Stonehouse	173,944,412	9,911,054

In addition, there were 34,037,643 broker non-votes for each director.

The proposed ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2026 was approved by the following votes:

FOR	210,304,554
AGAINST	7,192,262
ABSTAIN	396,293

The proposed non-binding, advisory resolution regarding executive compensation was approved by the following votes:

FOR	126,098,528
AGAINST	56,797,571
ABSTAIN	959,367
BROKER NON-VOTES	34,037,643

The Incentive Plan Proposal was approved by the following votes:

FOR	119,765,948
AGAINST	63,275,217
ABSTAIN	814,301
BROKER NON-VOTES	34,037,643

There was no other business voted upon at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	BioCryst Pharmaceuticals, Inc. Stock Incentive Plan (as amended and restated as of April 20, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2026	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer